EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER OF ODENZA CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Odenza Corp. for the quarter ended April 30, 2018, the undersigned, Tan Sri Barry Goh Ming Choon, President and Chief Executive Officer of Odenza Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of t he Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended April 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended April 30, 2018 fairly presents, in all material respects, the financial condition and results of operations of Odenza Corp.

Date: June 14, 2018	By:	/s/ TAN SRI BARRY GOH MING CHOON
TAN SRI BARRY GOH MING CHOON
Chief Executive Officer,
Principal Executive Officer, President, Chairman,
Treasurer and Secretary